SERVISFIRST BANCSHARES, INC.
REPORTS SECOND QUARTER 2009 EARNINGS

Birmingham, Ala. – July 20, 2009 – /PR Newswire/ ServisFirst Bancshares, Inc. today reported earnings for the quarter and six months ending June 30, 2009.

Second Quarter 2009 Highlights:

▪	Net income up 116% over 1st quarter, to $1.56 million
▪	Tier 2 capital in Bank exceeds $124 million
▪	FDIC special assessment fully expensed in 2nd quarter
▪	Net interest margin improved 18 basis points quarter/quarter

“We are reporting another profitable quarter, well above our results in the first quarter, despite the accrual of the FDIC special assessment,” said Bud Foshee, CFO. “In addition, we completed a $5 million subordinated debenture issue in the quarter, which enhances our ability to continue our growth without diluting our shareholders,” said Foshee.

Tom Broughton, President and CEO, said “We are pleased, but never satisfied, with our continued strong performance despite the well-publicized woes of some banks and thrifts. The changes we are seeing present more opportunities than I have seen in my 30-year banking career.”

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such   forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	June 30,		March 31,
	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$14,979	$13,341	$13,937
Total interest expense	4,478	4,647	4,891
Net interest income before provision	10,501	8,694	9,046
Provision for loan losses	2,608	2,137	2,460
Net interest income	7,893	6,557	6,586
Total noninterest income	1,282	695	919

Salaries and employee benefits	3,590	2,400	3,367
Other noninterest expense	3,292	2,130	3,065
Total noninterest expense	6,882	4,530	6,432
Income before taxes	2,293	2,722	1,073
Income taxes	734	972	352
Net income	$1,559	$1,750	$721

Basic earnings per share	$0.28	$0.34	$0.13
Diluted earnings per share	$0.27	$0.33	$0.13
Average basic shares	5,513,482	5,113,482	5,401,914
Average fully diluted shares	5,809,655	5,290,093	5,689,409

	Six Months Ended June 30,
	2009	2008
	(Unaudited)	(Unaudited)
Total interest income	$28,915	$27,176
Total interest expense	9,369	10,395
Net interest income before provision	19,546	16,781
Provision for loan losses	5,068	3,519
Net interest income	14,478	13,262
Total noninterest income	2,202	1,238

Salaries and employee benefits	6,956	5,227
Other noninterest expense	6,359	4,133
Total noninterest expense	13,315	9,360
Income before taxes	3,365	5,140
Income taxes	1,086	1,820
Net income	$2,279	$3,320

Basic earnings per share	$0.42	$0.65
Diluted earnings per share	$0.40	$0.63
Average basic shares	5,458,006	5,113,482
Average fully diluted shares	5,750,527	5,287,917

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2009	June 30, 2008	December 31, 2008
	(Unaudited)	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$19,490	$27,049	$53,618
Investment securities	111,814	91,773	102,339
Restricted equity securities	3,241	2,658	2,659
Federal funds sold and other investments	76,978	72	19,300
Mortgage loans held for sale	8,023	3,869	3,320
Loans	1,111,744	836,520	968,233
Reserve for loan losses	(13,567)	(9,438)	(10,602)
Net loans	1,098,177	827,082	957,631
Foreclosed real estate	9,239	8,202	10,473
Other assets	15,381	12,405	12,932
Total assets	$1,342,343	$973,110	$1,162,272

LIABILITIES
Liabilities:
Noninterest-bearing	$139,169	$97,066	$121,459
Interest-bearing	1,067,316	750,359	915,860
Total deposits	1,206,485	847,425	1,037,319
Borrowings	40,073	46,622	35,087
Interest payable	1,071	1,336	1,280
Other liabilities	1,822	2,857	1,803
Total liabilities	1,249,451	898,240	1,075,489

Stockholders' equity	92,892	74,870	86,783
Total liabilities and stockholders' equity	$1,342,343	$973,110	$1,162,272

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	June 30,		March 31,
	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	0.48%	0.74%	0.25%
Return on average equity	6.77%	9.31%	3.27%
Net interest margin (fully tax equivalent)	3.39%	3.84%	3.21%
Efficiency ratio	58.41%	48.25%	64.55%

	Six Months Ended June 30,
	2009	2008
	(Unaudited)	(Unaudited)
Return on average assets	0.37%	0.73%
Return on average equity	5.10%	8.95%
Net interest margin (fully tax equivalent)	3.30%	3.77%
Efficiency ratio	61.22%	51.94%

	6/30/2009	6/30/2008	3/31/2009
	(unaudited)	(unaudited)	(unaudited)
Book value per share	$16.85	$14.65	$16.55
Tangible book value per share	$16.85	$14.65	$16.55
% of reserve for loan losses to total loans	1.22%	1.13%	1.21%
Nonperforming assets to total loans
plus foreclosed real estate	2.18%	1.57%	2.25%